UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2006

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2006, Arbinet-thexchange, Inc. (the “Company”) issued a press release announcing that it intends to release its results for the quarter ended September 30, 2006 concurrent with the filing of its amended Form 10-K for the year ended December 31, 2005 and that it will re-schedule its conference call to discuss the financial results for the period at that time

On November 2, 2006, the Company issued a press release regarding the matters described in this Item 2.02 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements, including but not limited to, statements about the Company’s intention to hold its conference call to discuss the financial results for the quarter ended September 30, 2006 at a later date. Various important risks and uncertainties may cause the Company’s actual results to differ materially from the results indicated by these forward-looking statements, including, without limitation: additional information that may impact the Company’s accounting review; the financial accounting related to the Company’s restated financial statements, including any potential tax impacts; unanticipated consequences of the restatement; any inability to complete the preparation of the Company’s financial statements for the quarter ended September 30, 2006 in a timely manner; the Company’s ability to coordinate and complete the restatement and file the Company’s amended Annual Report on Form 10-K for the year ended December 31, 2005; and the review by the Company’s independent auditor of the Company’s 2005 financial statements and the audit of the 2006 financial statements. For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s Annual Report on Form 10-K and other filings, which have been filed with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise and such statements are current only as of the date they are made.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Arbinet-thexchange, Inc. dated November 2, 2006*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

By: /s/ W. Terrell Wingfield, Jr.

Name: W. Terrell Wingfield, Jr.

Title: General Counsel and Secretary

Date: November 2, 2006

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Arbinet-thexchange, Inc. dated November 2, 2006*

*	Filed herewith.